                                                                    EXHIBIT 23-A


                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Zila, Inc. on Form S-3 of our report dated October 28, 1997, appearing in the Annual Report on Form 10-K of Zila, Inc. for the year ended July 31, 1997 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


/s/ DELOITTE & TOUCHE LLP
--------------------------
Deloitte & Touche LLP
Phoenix, Arizona

December 17, 1997